UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S.A. Government Reserves, 800 Scudders Mill
   Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S.A. Government
Reserves


Annual Report
August 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011



(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch U.S.A. Government Reserves



Important Tax Information (unaudited)


Of the ordinary income distributions paid by Merrill Lynch U.S.A.
Government Reserves during the fiscal year ended August 31, 2004, 35.60% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gain distribution of $.0000087 per share to shareholders of record on August 30, 2004.

Please retain this information for your records.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended
August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Manager


As the Federal Reserve Board embarked on its "measured" tightening program, we began to target shorter maturities on the yield curve and gradually reduce the portfolio's average maturity.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, Merrill Lynch U.S.A. Government Reserves paid shareholders a net annualized dividend of ..30%. For the six-month period ended August 31, 2004, the Fund's net annualized dividend was .35%. The Fund's seven-day yield as of August 31, 2004 was .70%.

The Fund's average portfolio maturity at August 31, 2004, was 45 days, compared to 60 days at February 29, 2004, and 68 days at August 31, 2003.

We employed a barbell strategy throughout the period. That is, we emphasized the very front end of the market (overnight and term financing) for liquidity and looked to the longer-dated securities for yield enhancement and price appreciation. Our focus on yield enhancement and net asset appreciation initially encompassed the two-year sector but was gradually moved to the six-month area of the yield curve as the period progressed and higher interest rates appeared imminent.

With that being said, the Fund delivered above-average results relative to its peers. This was a direct result of managing the portfolio's average life and longer-dated holdings.

For the most part, the interest rate environment took its cue from the economy. The first half of the period was marked by favorable economic growth, but a stubbornly weak labor market. With the consumer accounting for the majority of gross domestic product
(GDP), an improvement in employment would be essential to sustainable above-trend economic growth. Under these circumstances, the Federal Reserve Board (the Fed) seemed content to hold interest rates at historic lows--that is, until surprisingly robust labor reports for March, April and May 2004 prompted a change in tenor.

The consistently strong payroll figures, coupled with a resurgence of inflation in the last six months of the period, heralded a change in Fed policy. On June 30, the Fed raised the target Federal Funds rate from 1% to 1.25%. The 25 basis point hike was followed by one in August and another just after the fiscal year's close in September, currently bringing the target rate to 1.75%. Still, interest rates remained near historic lows, and the Fed telegraphed its intention to take a "measured" approach to interest rate increases.

As the Fund's fiscal year neared its end, GDP growth showed signs of slowing (with estimated growth of just 2% in the second quarter). Rising energy prices led to a decline in consumer spending, which began to adversely affect employment conditions in the last three months of the fiscal period. Nevertheless, business capital spending and export activity expanded at a record pace. We expect this strength to continue, which should lead to improved hiring in the months ahead.

Against this backdrop, yields were volatile throughout the period. The two-year Treasury note started the period with a yield of 2% and ended it at 2.40%, but recorded a low of 1.45% and a high of 2.93% during the 12-months ended August 31, 2004. Yields on the three-month Treasury remained below 1% for much of the year; therefore, we did not actively participate in this sector.

Issuance of Treasury securities increased approximately 50% over the period, primarily due to deficit spending and the war in Iraq. Supply continued to favor the longer end, thus creating a steeper yield curve past the one-year sector. Notably, however, continued foreign interest in holding U.S. assets meant that investors readily accepted the increased supply. Issuance of Treasury bills had been more reserved, which allowed the front end of the yield curve to remain relatively flat to financing levels.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



How did you manage the Fund during the fiscal year?

In general, we managed the portfolio in line with our view that sustainable economic growth would eventually require interest rates to rise. Under these circumstances, we adopted a more defensive posture.

The portfolio's average life was at a high of 70 days early in the period when the Fed appeared poised to hold interest rates at their historic lows. As time progressed and it became apparent that the Fed would increase interest rates at a measured pace, we decided to reduce the Fund's average life, ultimately taking it into the mid 40-day range.

While we continued to employ our barbelled approach throughout the year, we believed the two-year sector would give up the most ground in a rising interest rate environment. As a result, we trimmed our exposure in longer-dated securities and focused primarily on increasing our liquidity profile, namely in repurchase agreements and shorter-dated Treasury issues. We determined that the six-month sector offered the best opportunity for yield enhancement and price appreciation, and added securities in this area when they became available.

During the period, we noted the establishment of trading ranges - that is, we identified certain interest rate levels at which we held or reduced our longer interest rate exposure. These ranges became dynamic over the course of the period as we weighed the potential risks and rewards of our transactions.


How would you characterize the Fund's position at the close of the period?

The portfolio's average maturity was conservative at period-end. While the Federal Funds forward curve was projecting at least a 2% target rate by year-end, we expected the Fed to raise interest rates gradually rather than race to neutrality. Based on this view and the results of our internal analyses, we ended the period with a focus on the six-month sector as the fulcrum of the yield curve. This area offered the Fund attractive yields while allowing us the flexibility to extend at higher levels as opportunities presented themselves.

The Fund's portfolio composition as a percent of net assets at the end of August and as of our last report to shareholders is detailed below:


                                    8/31/2004      2/29/2004

U.S. Government Obligations            32.6%          31.1%
Repurchase Agreements                  71.9           68.8
Other Assets Less Liabilities            --            0.1
Liabilities in Excess of
  Other Assets                         (4.5)            --
                                      ------         ------
Total                                 100.0%         100.0%
                                      ======         ======


Looking ahead, if investors overreact by increasing market rates ahead of the Fed, we will take the opportunity to reenter the market. Having said that, we will maintain a high liquidity base given investor needs in a rising interest rate environment. Finally, although we do not anticipate a dramatic change in the level of Treasury issuance for the near term, we will take advantage of any technical aberrations in the yield curve. As always, we continue to monitor the economy and interest rates, and will remain ready to adjust our strategy as market dynamics dictate.


John Ng
Vice President and Portfolio Manager


September 22, 2004



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                       Beginning               Ending           During the Period*
                                                     Account Value         Account Value          March 1, 2004
                                                     March 1, 2004        August 31, 2004       to August 31, 2004
Actual

ML U.S.A. Government Reserves                            $1,000              $1,003.50                $4.54

Hypothetical (5% annual return before expenses)**

ML U.S.A. Government Reserves                            $1,000              $1,020.67                $4.58


 * Expenses are equal to the Fund's annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Schedule of Investments                                      (In Thousands)

                                      Yield/
                            Face     Interest       Maturity
Issue                      Amount      Rate           Date          Value
U.S. Government Obligations--32.6%

U.S. Treasury              $3,000      1.41 %       9/23/2004    $    2,997
Bills*                      6,230      1.36        11/26/2004         6,207
                              900      1.75         1/27/2005           894
                            3,000      1.733        2/03/2005         2,978
                            3,000      1.73         2/17/2005         2,975
                            4,000      1.765        2/24/2005         3,965

U.S. Treasury               1,900      1.875        9/30/2004         1,901
Notes                         800      2.125       10/31/2004           801
                            3,700      2.00        11/30/2004         3,704
                            5,600      1.75        12/31/2004         5,602
                            2,370      1.625        1/31/2005         2,369
                            1,600      1.50         2/28/2005         1,598
                            4,950      1.625        3/31/2005         4,946
                            1,800      1.25         5/31/2005         1,792
                              650      1.125        6/30/2005           646
                               90      1.50         3/31/2006            89

Total U.S. Government Obligations
(Cost--$43,494)                                                      43,464



Face
Amount                            Issue

Repurchase Agreements--71.9%
$ 6,500        ABN AMRO Inc., purchased on 8/31/2004
               to yield 1.50% to 9/07/2004, repurchase price
               $6,502, collateralized by U.S. Treasury Note,
               4% due 6/15/2009                                       6,500

  6,500        Banc of America Securities LLC, purchased
               on 8/26/2004 to yield 1.50% to 9/02/2004,
               repurchase price of $6,502, collateralized by
               GNMA, 6% to 6.50% due 5/15/2033 to
               8/15/2034                                              6,500

  6,500        Barclays Capital Inc., purchased on 8/31/2004
               to yield 1.55% to 9/01/2004, repurchase price
               $6,500, collateralized by U.S. Treasury Bills
               1/06/2005                                              6,500

  6,500        Citigroup Global Markets Inc., purchased on
               8/25/2004 to yield 1.49% to 9/01/2004,
               repurchase price of $6,502, collateralized by
               GNMA, 7.50% due 2/20/2031                              6,500



Face
Amount                            Issue                             Value
Repurchase Agreements (continued)

$ 6,500        Countrywide Securities Corp., purchased on
               8/31/2004 to yield 1.53% to 9/07/2004,
               repurchase price of $6,502, collateralized
               by U.S. Treasury Bills 9/16/2004                  $    6,500

  6,500        Credit Suisse First Boston Corp., purchased
               on 8/31/2004 to yield 1.52% to 9/07/2004,
               repurchase price of $6,502, collateralized
               by GNMA, 0% to 5% due 8/15/2018 to
               8/15/2034                                              6,500

  6,500        Deutsche Bank Securities Inc., purchased
               on 8/31/2004 to yield 1.50% to 9/07/2004,
               repurchase price of $6,502, collateralized
               by GNMA, 4.50% to 7% due 12/15/2016
               to 8/15/2034                                           6,500

  6,000        Goldman Sachs & Company, purchased on
               8/06/2004 to yield 1.40% to 9/03/2004,
               repurchase price of $6,007, collateralized
               by GNMA, 4% due 1/20/2034                              6,000

  6,500        Greenwich Capital Markets, Inc., purchased
               on 8/25/2004 to yield 1.49% to 9/01/2004,
               repurchase price of $6,502, collateralized
               by GNMA, 6% due 8/20/2034                              6,500

  5,300        HSBC Securities (USA) Inc., purchased on
               8/31/2004 to yield 1.55% to 9/01/2004,
               repurchase price of $5,300, collateralized
               by U.S. Treasury STRIPS, due 11/15/2014
               and U.S. Treasury STRIPS Principal, due
               2/15/2015 to 2/15/2031                                 5,300

  6,500        J.P. Morgan Securities Inc., purchased on
               8/25/2004 to yield 1.48% to 9/01/2004,
               repurchase price of $6,502, collateralized
               by GNMA, 5% due 11/15/2033                             6,500

  6,500        Lehman Brothers Inc., purchased on
               8/31/2004 to yield 1.50% to 9/07/2004,
               repurchase price of $6,502, collateralized
               by GNMA, 5% to 9.50% due 4/15/2009
               to 7/15/2034                                           6,500


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Schedule of Investments (concluded)                          (In Thousands)

Face
Amount                            Issue                             Value
Repurchase Agreements (continued)

$ 6,500        Merrill Lynch Government Securities, Inc.**,
               purchased on 8/26/2004 to yield 1.50%
               to 9/02/2004, repurchase price of $6,502,
               collateralized by GNMA, 3.375% to 6.50%
               due 3/15/2008 to 8/20/2034                        $    6,500

  6,500        Morgan Stanley & Co., Inc., purchased on
               8/25/2004 to yield 1.48% to 9/01/2004,
               repurchase price of $6,502, collateralized
               by GNMA, 6.50% due 1/15/2033                           6,500



Face
Amount                            Issue                             Value
Repurchase Agreements (concluded)

$ 6,500        UBS Securities LLC, purchased on 8/26/2004
               to yield 1.50% to 9/02/2004, repurchase price
               of $6,502 collateralized by GNMA, 4.50% to
               6.50% due 4/15/2019 to 10/15/2028                 $    6,500

Total Repurchase Agreements (Cost--$95,800)                          95,800

Total Investments
(Cost--$139,294***)--104.5%                                         139,264
Liabilities in Excess of Other Assets--(4.5%)                       (6,055)
                                                                 ----------
Net Assets--100.0%                                               $  133,209
                                                                 ==========


* U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.


** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                 (in Thousands)

                                       Net             Interest
    Affiliate                        Activity           Income

    Merrill Lynch Government
       Securities, Inc.              (2,500)             $68


*** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004 as computed for federal income tax purposes were as follows:

                                                 (in Thousands)

    Aggregate cost                                   $  139,294
                                                     ==========
    Gross unrealized appreciation                    $        1
    Gross unrealized depreciation                          (31)
                                                     ----------
    Net unrealized depreciation                      $     (30)
                                                     ==========

    See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Statement of Assets and Liabilities

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$132,794,313)                 $   132,764,148
           Investments in affiliated securities, at value (identified cost--$6,500,000)                           6,500,000
           Receivables:
               Beneficial interest sold                                                   $     1,681,488
               Interest (includes $1,625 from affiliates)                                         120,120         1,801,608
                                                                                          ---------------
           Prepaid expenses                                                                                          12,988
                                                                                                            ---------------
           Total assets                                                                                         141,078,744
                                                                                                            ---------------

Liabilities

           Payables:
               Beneficial interest redeemed                                                     7,753,061
               Distributor                                                                         66,689
               Other affiliates                                                                    33,200
               Investment adviser                                                                   3,343         7,856,293
                                                                                          ---------------
           Accrued expenses                                                                                          13,668
                                                                                                            ---------------
           Total liabilities                                                                                      7,869,961
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $   133,208,783
                                                                                                            ===============

Net Assets Consist of

           Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $    13,323,895
           Paid-in capital in excess of par                                                                     119,915,053
           Unrealized depreciation--net                                                                            (30,165)
                                                                                                            ---------------
           Net Assets--Equivalent to $1.00 per share based on 133,238,948 shares of
           beneficial interest outstanding                                                                  $   133,208,783
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Statement of Operations

For the Year Ended August 31, 2004
Investment Income

           Interest and amortization of premium and discount earned
           (includes $67,669 from affiliates)                                                               $     1,808,603

Expenses

           Investment advisory fees                                                       $       689,479
           Transfer agent fees                                                                    210,989
           Distribution fees                                                                      178,014
           Registration fees                                                                       60,433
           Professional fees                                                                       58,855
           Accounting services                                                                     47,727
           Trustees' fees and expenses                                                             46,991
           Printing and shareholder reports                                                        29,626
           Custodian fees                                                                          17,812
           Pricing fees                                                                             1,262
           Other                                                                                   21,582
                                                                                          ---------------
           Total expenses                                                                                         1,362,770
                                                                                                            ---------------
           Investment income--net                                                                                   445,833
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gains on investments--net                                                                         5,207
           Change in unrealized appreciation/depreciation on investments--net                                     (124,319)
                                                                                                            ---------------
           Total realized and unrealized loss--net                                                                (119,112)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $       326,721
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                              2004               2003
Operations

           Investment income--net                                                         $       445,833   $     1,379,620
           Realized gains--net                                                                      5,207            14,027
           Change in unrealized appreciation/depreciation--net                                  (124,319)         (101,997)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                   326,721         1,291,650
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

           Investment income--net                                                               (445,833)       (1,379,620)
           Realized gains--net                                                                    (5,207)          (14,027)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends and distributions
           to shareholders                                                                      (451,040)       (1,393,647)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net proceeds from sale of shares                                                   394,683,119       379,696,037
           Value of shares issued to shareholders in reinvestment of dividends
           and distributions                                                                      451,005         1,393,789
                                                                                          ---------------   ---------------
                                                                                              395,134,124       381,089,826
           Cost of shares redeemed                                                          (449,449,454)     (437,568,350)
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from beneficial interest transactions          (54,315,330)      (56,478,524)
                                                                                          ---------------   ---------------

Net Assets

           Total decrease in net assets                                                      (54,439,649)      (56,580,521)
           Beginning of year                                                                  187,648,432       244,228,953
                                                                                          ---------------   ---------------
           End of year                                                                    $   133,208,783   $   187,648,432
                                                                                          ===============   ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003          2002        2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .0030        .0062        .0150        .0443        .0446
               Realized and unrealized gain (loss)--net         (.0008)      (.0004)      (.0001)        .0012        .0005
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                       .0022        .0058        .0149        .0455        .0451
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                           (.0030)      (.0062)      (.0150)      (.0443)      (.0446)
               Realized gains--net                                  --*      (.0001)      (.0001)      (.0002)           --
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                    (.0030)      (.0063)      (.0151)      (.0445)      (.0446)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment return                                 .30%         .63%        1.45%        4.59%        4.94%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .89%         .82%         .80%         .92%         .84%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income and realized gain (loss)--net         .29%         .65%        1.48%        4.49%        4.82%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  133,209   $  187,648   $  244,229   $  270,063   $  395,851
                                                             ==========   ==========   ==========   ==========   ==========

           * Amount is less than $(.0001) per share.

             See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends
(net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S and its financial advisors and other directly involved branch office personnel for selling shares of the Fund, providing direct personal services to shareholders and in processing share orders and administering shareholders' accounts.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2004, the Fund reimbursed MLIM $3,144 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

                                       8/31/2004          8/31/2003

Distributions paid from:
  Ordinary income                  $     449,828      $   1,393,272
  Net long-term
     capital gains                         1,212                375
                                   -------------      -------------
Total taxable distributions        $     451,040      $   1,393,647
                                   =============      =============


As of August 31, 2004, there were no significant differences between the book and tax components of net assets.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch U.S.A. Government Reserves:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S.A. Government Reserves as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S.A. Government Reserves as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 15, 2004



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Officers and Trustees (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*         President    1999 to  President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011           and          present  Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,              Trustee               Management, L.P. ("FAM")--Advised
NJ 08543-9011                                 Funds since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc., ("FAMD") from
                                              1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Officers and Trustees (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

Donald W. Burton        Trustee      2002 to  General Partner of The Burton Partnership,    23 Funds       ITC DeltaCom,
P.O. Box 9095                        present  Limited Partnership (an Investing             36 Portfolios  Inc.; Knology,
Princeton,                                    Partnership) since 1979; Managing General                    Inc.; Symbion,
NJ 08543-9095                                 Partner of The South Atlantic Venture                        Inc.
Age: 60                                       Funds since 1983; Member of the Investment
                                              Advisory Council of the Florida State Board
                                              of Administration since 2001.


M. Colyer Crum          Trustee      1982 to  James R. Williston Professor of Investment    24 Funds       Cambridge
P.O. Box 9095                        present  Management Emeritus, Harvard Business         37 Portfolios  Bancorp
Princeton,                                    School since 1996; James R. Williston
NJ 08543-9095                                 Professor of Investment Management,
Age: 72                                       Harvard Business School, from 1971 to
                                              1996; Director of Cambridge Bancorp.


Laurie Simon Hodrick    Trustee      1999 to  Professor of Finance and Economics,           23 Funds       None
P.O. Box 9095                        present  Graduate School of Business, Columbia         36 Portfolios
Princeton,                                    University since 1998.
NJ 08543-9095
Age: 41


David H. Walsh          Trustee      2003 to  Consultant with Putnam Investments from       23 Funds       None
P.O. Box 9095                        present  1993 to 2003 and employed in various          36 Portfolios
Princeton,                                    capacities therewith from 1973 to 1992;
NJ 08543-9095                                 Director, The National Audubon Society
Age: 62                                       since 1980; Director, The American Museum
                                              of Fly Fishing since 1997.


Fred G. Weiss           Trustee      1998 to  Managing Director of FGW Associates since     23 Funds       Watson
P.O. Box 9095                        present  1997; Vice President, Planning Investment     36 Portfolios  Pharmaceu-
Princeton,                                    and Development of Warner Lambert Co. from                   ticals, Inc.
NJ 08543-9095                                 1979 to 1997; Director, BTG International
Age: 63                                       PLC (a global technology commercialization
                                              company) since 2001; Director of the Michael
                                              J. Fox Foundation for Parkinson's Research
                                              since 2000.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Officers and Trustees (unaudited)(concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,              and          and      since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011           Treasurer    1999 to  since 1990.
Age: 44                              present


Kevin J. McKenna        Senior       1997 to  Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM
P.O. Box 9011           Vice         present  from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 47


John Ng                 Vice         2002 to  Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM
P.O. Box 9011           President    present  from 1984 to 1998.
Princeton,
NJ 08543-9011
Age: 51


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present  President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,              Officer               of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                        present  1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, AUGUST 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie
Simon Hodrick, (4) David H. Walsh and (5) Fred G. Weiss.

The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
Item 3(c)(4) of Form N-CSR.

Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization.
Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
                  Fiscal Year Ending August 31, 2004 - $25,000
                  Fiscal Year Ending August 31, 2003 - $27,000

(b) Audit-Related Fees -
                  Fiscal Year Ending August 31, 2004 - $0
                  Fiscal Year Ending August 31, 2003 - $0

(c) Tax Fees -
                  Fiscal Year Ending August 31, 2004 - $5,800
                  Fiscal Year Ending August 31, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                  Fiscal Year Ending August 31, 2004 - $0
                  Fiscal Year Ending August 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $14,913,836
    Fiscal Year Ending August 31, 2003 - $18,318,444

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S.A. Government Reserves


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: October 18, 2004